                                       SUPPLEMENT DATED FEBRUARY 28, 2007 TO THE
                          VINTAGE XTRA (SERIES II)SM VARIABLE ANNUITY PROSPECTUS
                                             DATED MAY 1, 2006 (AS SUPPLEMENTED)


Effective February 28, 2007, the following information supplements, and to the extent inconsistent therewith, replaces the information contained in the Vintage XTRA (Series II) Variable Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.


1. UNDERLYING FUND FEES AND EXPENSES

The information in the table below replaces the disclosure contained in the sub-section of the prospectus titled "Underlying Fund Fees and Expenses." The figures in the table are for the fiscal year ended October 31, 2006 and are expressed as a percentage of the Fund's average daily net assets (note: effective November 1, 2006, the fiscal year end of the Met/AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio of the Met Investors Series Trust was changed to December 31). There is no guarantee that actual expenses will be the same as those shown in the table. For more complete information on these fees and expenses, please refer to the prospectus for each portfolio.

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                              DISTRIBUTION
                                                 AND/OR                        TOTAL         CONTRACTUAL FEE     NET TOTAL
                                                 SERVICE                       ANNUAL            WAIVER            ANNUAL
                               MANAGEMENT        (12b-1)         OTHER        OPERATING      AND/OR EXPENSE      OPERATING
     UNDERLYING FUND:             FEE             FEES         EXPENSES       EXPENSES        REIMBURSEMENT       EXPENSES
--------------------------     ----------     ------------     --------     ------------     ---------------     ---------
LEGG MASON PARTNERS                                                                                     --
   INVESTMENT SERIES
Legg Mason Partners
   Variable Dividend
   Strategy Portfolio                0.65%            --           0.24%            0.89%               --            0.89%
Legg Mason Partners
   Variable Premier
   Selections All Cap
   Growth Portfolio                  0.75%            --           0.25%            1.00%               --            1.00%
LEGG MASON PARTNERS
   VARIABLE PORTFOLIOS
   III, INC.
Legg Mason Partners
   Variable Money Market
   Portfolio                         0.45%            --           0.03%            0.48%               --            0.48%
MET INVESTORS SERIES TRUST
Met/AIM Capital
   Appreciation Portfolio            0.78%            --           0.16%            0.94%               --            0.94%
Pioneer Strategic Income
   Portfolio                         0.72%            --           0.16%            0.88%               --            0.88%

2. MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

The information in the table below replaces the disclosure regarding the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements, contained in the sub-section of the prospectus titled "Minimum and Maximum Total Annual Underlying Fund Operating Expenses."

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                           MINIMUM      MAXIMUM
                                                           -------      -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)         0.48%        4.47%


3. EXAMPLE

The information below replaces the disclosure contained in the section of the prospectus titled "Example."

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. The example assumes that the maximum charge of 1.00% for the Guaranteed Minimum Withdrawal Benefit (GMWB I or II) applies in all contract years. Your actual expenses will be less than those shown if you do not elect all of the optional benefits. The GMAB and the GMWB cannot both be elected.


                                       2                           February 2007

EXAMPLE -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the GMWB I or II (assuming the maximum charge of 1.00% applies in all contract years) This is the most expensive way to purchase the Contract.


                                           IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR ANNUITIZED
                                                    END OF PERIOD SHOWN:                      AT THE END OF PERIOD SHOWN:
                                      -------------------------------------------    -----------------------------------------------
          FUNDING OPTION              1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR       3 YEARS      5 YEARS      10 YEARS
Underlying Fund with Maximum Total
  Annual Operating Expenses ......      1584        3099        4347         7084       784          2299         3747          7084
Underlying Fund with Minimum Total
  Annual Operating Expenses ......      1170        1920        2488         3883       370          1120         1888          3883


                                       3                           February 2007